UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2009

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Protective Products of America, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-53580	26-3479709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 Northwest 136th Avenue
Sunrise, Florida 33323
(Address of Principal executive offices, including Zip Code)

(954) 846-8222
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Protective Products of America, Inc. (the “Company”) closed its manufacturing facility in Granite Falls, North Carolina, effective December 18, 2009. The closure resulted in a headcount reduction of 75 employees. Following the closure of this facility, all of the Company’s manufacturing assets and operations will be consolidated into the Company’s primary manufacturing facility and headquarters located in Sunrise, Florida. The Company expects costs associated with the closure of this facility to be minimal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE PRODUCTS OF AMERICA, INC.

Date:	December 23, 2009		/s/ JASON A. WILLIAMS
		Name:	Jason A. Williams
		Title:	Chief Financial Officer

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